UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2013

Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive
San Antonio, Texas 78258
(210) 490-4788
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

The 8-K filed on September 27, 2013 is being amended to correct the date of the presentation by Geoff King, Vice President and CFO of Abraxas in Item 7.01 Regulation FD Disclosure. The original 8-K indicated that the presentation at IPAA OGIS San Francisco was on Monday September 30, 2013. The correct date is Tuesday October 1, 2013. The remainder of the report as originally filed remains unchanged except as amended in this Form 8-K/A.

Item 7.01 Regulation FD Disclosure

Geoff King, Vice President and CFO of Abraxas, will be presenting at IPAA OGIS San Francisco at 10:10 AM PT on Monday, October 1, 2013. A live webcast of the presentation will be available on the Abraxas website.

Lee Billingsley, Vice President – Exploration of Abraxas, will be presenting at the Johnson Rice Energy Conference in New Orleans on Monday, September 30, 2013 at 12:35 PM CT.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By:   /s/ Geoffrey R. King
Geoffrey R. King
Vice President, Chief Financial Officer

Dated: September 30, 2013